UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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QUEST SOLUTION, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

April 27, 2016

Dear Stockholder:

On behalf of the Board of Directors, we cordially invite you to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Quest Solution, Inc. (the “Company”) on June 8, 2016, at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402. At the meeting, stockholders will vote on the following matters:

1.	The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years;

5.	Approval of the Company’s 2016 Employee Stock Purchase Plan; and

6.	The transaction of such other business as may properly come before the Annual Meeting.

The accompanying Proxy Statement provides detailed information concerning the matters to be acted upon at the Annual Meeting. We urge you to review this Proxy Statement and each of the proposals carefully. Your vote is very important. It is important that your views be represented at the Annual Meeting regardless of the number of shares of common stock you own or whether you are able to attend the Annual Meeting in person.

On April 27, 2016, we posted on the Internet website, http://empirestock.com/proxy/ques, a copy of our 2016 Proxy Statement, proxy card and our Annual Report to Stockholders. Also on or about April 27, 2016, we mailed a notice (the “Notice”) containing instructions on how to access our proxy materials online to our institutional stockholders who own our stock directly in their name and in the name of other stockholders.

You may vote your shares by signing, dating and returning your proxy card to Empire Stock Transfer Inc. by (1) mail to Attn: Rico Portaro, 1859 Whitney Mesa Dr., Henderson, NV 89014, (2) email to rico@empirestock.com or (3) fax to (702) 974-1444. If you request a paper copy of the proxy card or voting instruction form, we will mail you the paper copy. Instructions regarding the three methods of voting by proxy are contained on the Notice and on the proxy card. As always, if you are the record holder of our stock, you may vote in person at the Annual Meeting. The accompanying proxy statement explains how to obtain driving directions to the Annual Meeting.

On behalf of the Board, I would like to express our appreciation for your continued interest in Quest Solution, Inc.

Sincerely,

/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to Be Held on June 8, 2016. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 are available at: http://empirestock.com/proxy/ques.

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2016

To the Stockholders of Quest Solution, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2016 annual meeting of stockholders of Quest Solution, Inc. (the “Company”) on June 8, 2016, at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402. The 2016 annual meeting is being held for the following purposes:

1.	The election of five (5) members of the board of directors of the Company (the “Board”) to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

5.	Approval of the Company’s 2016 Employee Stock Purchase Plan.

Stockholders also will transact any other business that properly comes before the 2016 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 THROUGH 3 AND 5, AND FOR “1 YEAR” FOR PROPOSAL 4.

Only holders of common stock and holders of Series B preferred stock of the Company at the close of business on April 22, 2016 will be entitled to notice of and to vote at the 2016 annual meeting of stockholders and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Meeting of Stockholders to Be Held on June 8, 2016. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 are available at: http://empirestock.com/proxy/ques.

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Quest Solution, Inc.

860 Conger Street

Eugene, Oregon 97402

Telephone: (541) 284-1476

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2016

We are furnishing this proxy statement to the stockholders of Quest Solution, Inc. in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 8, 2016 at 9:00 a.m., Pacific time, at our principal executive offices, located at 860 Conger Street, Eugene, Oregon 97402, as well as in connection with any adjournments or postponements of the meeting. This solicitation is made by Quest Solution, Inc. on behalf of the Board. “We,” “our,” “us” and the “Company” refer to Quest Solution, Inc., a Delaware corporation.

We have elected to provide access to our proxy materials and annual report over the Internet through a “notice and access” model. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of April 22, 2016. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 27, 2016, we intend to make this Proxy Statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of such receipt.

This Proxy Statement, proxy card and our Annual Report to Stockholders are available at http://empirestock.com/proxy/ques. This website address contains the following documents: the Notice, the Proxy Statement and proxy card sample, and the Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

QUESTIONS AND ANSWERS

Who is soliciting proxies from the stockholders?

The Board is soliciting your proxy. The proxy provides you with the opportunity to vote on the proposals presented at the Annual Meeting, whether or not you attend the meeting.

What will be voted on at the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following matters:

1.	The election of five (5) members of the Board to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified;

2.	The ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016;

3.	A non-binding resolution to approve the compensation of our named executive officers;

4.	A non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

5.	Approval of the Company’s 2016 Employee Stock Purchase Plan.

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Your proxy will also give the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the above proposals, that is properly presented for action at the Annual Meeting.

How will we solicit proxies, and who bears the cost of proxy solicitation?

Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, via the Internet or by overnight delivery service. These individuals do not receive separate compensation for these services. Finally, in accordance with Securities and Exchange Commission (“SEC”) regulations, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are using the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we are sending a Notice to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or how to request a printed copy of the proxy materials may be found in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings, and reduce our cost associated with the physical printing and mailing of materials.

Who is entitled to vote?

Only holders of our common stock and holders of our Series B preferred stock of the Company (the “Series B Preferred Stock”) at the close of business on April 22, 2016, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. Each outstanding share of Series B Preferred Stock entitles its holder to cast 5,200,000 votes on each matter to be voted on at the Annual Meeting. Holders of our common stock and our Series B preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting. As of April 22, 2016, 36,871,478 shares of common stock, which are entitled to one vote per share, were issued and outstanding, and 1 share of Series B Preferred Stock, which is entitled to 5,200,000 votes per share, was issued and outstanding, for a total of 42,071,478 votes outstanding. As of April 22, 2016, no shares of Series A preferred stock of the Company were issued and outstanding. All references to “stockholders” herein shall mean holders of common stock and Series B Preferred Stock collectively, unless otherwise stated.

You (if you, rather than your broker, are the record holder of our stock) can vote either in person at the Annual Meeting or by proxy, whether or not you attend the Annual Meeting. If you would like to attend the Annual Meeting in person and need directions, please contact Tom Miller, President by telephone at 714-899-4800. You may vote your shares by signing, dating and returning your proxy card to Empire Stock Transfer Inc. by (1) mail to Attn: Rico Portaro, 1859 Whitney Mesa Dr., Henderson, NV 89014, (2) email to rico@empirestock.com or (3) fax to (702) 974-1444. Instructions regarding the three methods of voting by proxy are contained on the Notice and the proxy card.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes of the stock outstanding on the record date will constitute a quorum.

Votes held by stockholders present at the Annual Meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of votes considered present at the Annual Meeting.

What happens if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

What vote is required to approve each item?

1. The director nominees will be elected to serve on our Board for a term of one year if they receive a plurality of the votes cast on the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. This means that the director nominees will be elected if they receive more votes than any other person at the Annual Meeting. If you vote to “Withhold Authority” with respect to the election of one or more director nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

2. The selection of RBSM, LLP as our independent auditor for 2016 will be ratified if a majority of the votes of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

3. The advisory vote to approve the compensation of our named executive officers will be approved if a majority of the votes of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4. With respect to the advisory vote on the frequency of future votes to approve the compensation of our named executive officers, you may vote “1 Year,” “2 Years,” “3 Years” or “Abstain.”“ The choice of frequency that receives the highest number of votes will be deemed to be the choice of our stockholders.

5. The 2016 employee stock purchase plan will be approved if a majority of the stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter are voted in favor of the proposal.

Holders of our common stock and our Series B preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting.

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How will the proxy be voted, and how are votes counted?

If you vote by proxy (by properly completing and returning your proxy card to Empire Stock Transfer Inc. by mail, email or fax following the instructions on the proxy card), the shares represented by your proxy will be voted at the Annual Meeting as you instruct, including any adjournments or postponements of the meeting. If you return a signed proxy card but no voting instructions are given, the proxy holders will exercise their discretionary authority to vote the shares represented by the proxy at the Annual Meeting and any adjournments or postponements as follows:

1.	“FOR” the election of five (5) members of the Board to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified;

2.	“FOR” the ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016;

3.	“FOR” a non-binding resolution to approve the compensation of our named executive officers;

4.	For “1 YEAR” on the non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

5.	“FOR” the approval of the Company’s 2016 Employee Stock Purchase Plan.

How will Abstentions and Broker Non-Votes be Treated?

You do not have the option of abstaining from voting on Proposal 1, but you may abstain from voting on Proposals 2 through 5. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 through 5, your votes would be included in the number of votes of stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your votes would be voted but not in favor of Proposals 2 through 5, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

If you hold your shares in broker’s name (sometimes call “street name” or “nominee name”), you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted in any matter on which your broker does not have discretionary authority to vote, which generally includes non-routine matters. A vote that is not cast for this reason is called a “broker non-vote”. Proposals 1 and 3 through 5 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposal 2 is a discretionary item on which your nominee will be entitled to vote your shares even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1 and 3 through 5, but there will not be broker non-votes with regard to Proposal 2. In the case of a broker non-vote, the votes associated with your shares would be included in the number of votes of outstanding shares considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1 and 3 through 5.

Can a proxy be revoked?

Yes. You can revoke your proxy at any time before it is voted. You revoke your proxy (1) by giving written notice to our Corporate Secretary before the Annual Meeting, or (2) by returning a signed proxy card dated later than your previous proxy. If you, rather than your broker, are the record holder of your stock, a proxy can also be revoked by appearing in person and voting at the annual meeting. Written notice of the revocation of a proxy should be delivered to the following address: 860 Conger Street, Eugene, Oregon 97402.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

1.	“FOR” the election of five (5) members of the Board to serve until the next annual meeting to be held in 2017 or until their successors have been duly elected and qualified;

2.	“FOR” the ratification of the appointment of RBSM, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2016;

3.	“FOR” a non-binding resolution to approve the compensation of our named executive officers;

4.	For “1 YEAR” on the non-binding proposal as to the frequency with which stockholders will vote on the compensation of our named executive officers in future years; and

5.	“FOR” the approval of the Company’s 2016 Employee Stock Purchase Plan.

Will any other business be conducted at the Annual Meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the annual meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

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Proposal 1: Election of Directors

Our Bylaws provide that the Board shall consist of no more than five (5) members, with the actual number to be established by resolution of the Board. The current Board has by resolution established the number of directors at five (5).

Director Nominees

The persons listed below have been nominated by our Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2017. All of the nominees currently serve on the Board. Each nominee has consented to serve on our Board of Directors. If any nominee were to become unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board.

Name	Age	Term Served*

Gilles Gaudreault	59	Elected in 2015

William Austin Lewis, IV	40	Elected in 2015

Ian R. McNeil	44	Elected in 2015
Thomas O. Miller	64	Elected in 2014

Robert F. Shepard	64	Elected in 2015

*All directors hold their office until the next annual meeting of stockholders or until their successors are duly elected and qualified. Any vacancy occurring in the Board may be filled by a majority of the remaining directors, though less than a quorum, by a sole remaining director, or by the stockholders. A director elected to fill a vacancy is elected for the unexpired term of his predecessor in office. Any directorship filled by reason of an increase in the number of directors shall expire at the next stockholders’ meeting in which directors are elected, unless the vacancy is filled by the stockholders, in which case the terms shall expire on the later of (i) the next meeting of the stockholders’ or (ii) the term designated for the director at the time of creation of the position being filled.

The following is a brief description of the business background of the directors of the Company:

Gilles Gaudreault has significant experience as a senior manager, member of executive committees and as an owner of various corporations involved in industrial and high technology sectors, and has extensive knowledge of strategic planning, logistics, finance, IPOs and other specialized financings. Since 2007, Mr. Gaudreault has acted as the President and Chief Executive Officer of L2g Advisory Services, Inc., a company involved in upper management coaching for mid-size corporations. Since 2013, Mr. Gaudreault has acted as the Chief Executive Officer of the Shareholder, which specializes in data collection and management, including software design, hardware resales and manufacturing of labels and ribbons for various applications. Mr. Gaudreault attended Collège Bois-de-Boulogne from 1977-1980, receiving a degree in administration, the Université du Québec à Montréal from 1982-194, receiving a degree in finance, and has received other professional certificates from Dawson College and McGill College.

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William Austin Lewis, IV is the Chairman, CEO, and CFO of Paid Inc., a member of the Audit and Compensation Committee of MAM Software, and the Audit Chairman for the Compensation Committee of ScriptsAmerica. From 2009 to 2014, Mr. Lewis was a member of the Compensation Committee of Viryanet, a leading global provider of SaaS solutions. Mr. Lewis is also the founder and Portfolio Manager for Lewis Asset Management, a hedge fund in New York, New York. With a double-major in Finance and Financial Economics, Mr. Lewis earned a Bachelor of Business Administration in 1998 from James Madison University in Harrisonburg, Virginia.

Ian R. McNeil was the Co-Founder and Principal of Brennan Capital Partners, LLC, a boutique consulting firm focusing on private, high-growth companies, founded in 2010. From 2005 until joining Brennan Capital Partners, LLC, Mr. McNeil was the Chairman and Chief Executive Officer of Searchlight Minerals Corp., a mineral exploration company. From 2003 to 2005, Mr. McNeil served as the President of Nanominerals Corp., a precious metal exploration and development company. Since 2003, Mr. McNeil, through McNeil Consulting Group LLC, has provided consulting services to high-growth companies in the mineral exploration, technology and digital media industries. Mr. McNeil received his Bachelor of Commerce Degree from the University of Victoria, in Victoria, British Columbia, Canada in 1996.

Thomas O. Miller is our President and Chairman of the Board and a member of the Company’s Board. Mr. Miller was previously on the Board of Advisors of Bar Code Specialties, Inc. (“BCS”). He previously served on the Board of Directors of Socket Mobile, Inc. and is a Partner in The SAGE Group of Bellevue, Washington, a management consulting company that works with executives at small to midsize companies on business transformation and revitalization strategies for value-creating events. Mr. Miller and The SAGE Group also advise private equity firms who invest in wireless and mobility companies. Prior to joining The SAGE Group, Mr. Miller was a member of the executive team at Intermec Corporation, a leader in the automated data collection, wireless and mobile computing industries, serving as its President from 2004 to 2005. He was also Vice President of Corporate Development until July 2006 with Intermec’s parent company UNOVA. Prior to his appointment as President of Intermec, he was Executive Vice President, Global Sales and Marketing from 2001 to 2003, and Senior Vice President, Americas and System and Solutions from 1999 through 2001. Mr. Miller was Chairman of the Automatic Industry and Mobility Association from 2003 to March 2006 and was recognized for his contributions to the industry with induction into the AIDC100 organization in 2004. Mr. Miller previously served on the board of directors and the audit and compensation committees of InfoLogix, Inc., an enterprise mobility automation company serving the healthcare industry, from October 2006 until January 18, 2011 when it was purchased by Stanley Works. Mr. Miller also served on the board of directors of Socket Mobile Inc., a producer of data capture products, from February 2008 until June 2013. Mr. Miller received his Bachelors of Business and a Masters of Business Administration from Western Illinois University.

Robert F. Shepard is the current President and CEO of Jenesey, Inc., a consulting company across diverse industries, both domestically and internationally, founded in 2001. From 2001 – 2008, Mr. Shepard served as CEO of Premier Dealer Services, Inc., a wholly owned subsidiary of American Financial Group (NYSE: AFG) in which he managed all aspects of their product offerings, operations, marketing and sales. From 1978 to 2001, Mr. Shepard served in multiple capacities for AON Corporation (NYSE: AON), inclusive of from 1993 – 2001 as CEO and Board member for AON Warranty Group (an AON Corporation subsidiary) and from 1995 – 2001 as Executive Vice President and Board member for Virginia Surety Company (an AON Corporation subsidiary). Mr. Shepard attended Virginia Tech University.

Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Mr. Gaudreult’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Gaudreault has served with private companies over the years. Mr. Gaudreault has experience with companies of a size similar to the Company’s, as well as banking, financial, and board of director experience.

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We believe that Mr. Lewis’ management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Lewis has served with public and private companies over the years. Mr. Lewis has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

We believe that Mr. McNeil’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. McNeil has served with public and private companies over the years. Mr. McNeil has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

We believe that Mr. Miller’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Miller has served with public and private companies over the years in this industry. Mr. Miller has over 30 years of experience in this industry and has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

We believe that Mr. Shepard’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Shepard has served with public and private companies over the years. Mr. Shepard has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

Board of Directors Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF Gilles Gaudreault, Robert F. Shepard, Thomas O. Miller, Ian R. McNeil and William Austin Lewis, IV TO SERVE AS A DIRECTOR AND TO HOLD OFFICE UNTIL OUR 2017 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. Each proxy solicited on behalf of our Board of Directors will be voted FOR each of the nominees for election to our Board of Directors unless the stockholder instructs otherwise in the proxy.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

General

Our Board has selected RBSM, LLP as the independent auditor to perform the audit of our consolidated financial statements for 2016. RBSM, LLP is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of RBSM, LLP as our independent auditor for 2016. Although not required by law or our bylaws, our Board of Directors is submitting the selection of RBSM, LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of RBSM, LLP is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

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THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE FOR THE ADOPTION OF PROPOSAL 2 TO RATIFY THE APPOINTMENT OF RBSM, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016. Each proxy solicited on behalf of our Board will be voted FOR the ratification of the selection of RBSM, LLP as our independent auditor for 2016 unless the stockholder instructs otherwise in the proxy. If our stockholders do not ratify the selection, the matter will be reconsidered by the Board.

Audit and Non-Audit Fees

Our Board is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Board to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our Board has considered whether the provision by RBSM, LLP of services of the varieties described below is compatible with maintaining the independence of RBSM, LLP. Our Board believes the audit and tax services provided to us do not jeopardize the independence of RSBM, LLP.

The table below sets forth the aggregate fees we paid to RBSM, LLP for audit and non-audit services provided to us in 2015 and 2014.

	Fiscal Year Ended
	December 31,
	2015	2014
Audit fees	$49,367	$55,554
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Totals	$49,367	$55,554

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval of Services by the Independent Auditor

The Board has established policies and procedures for the approval and pre-approval of audit services and permitted non-audit services. The Board has the responsibility to engage and terminate the Company’s independent registered public accountants, to pre-approve their performance of audit services and permitted non-audit services and to review with the Company’s independent registered public accountants their fees and plans for all auditing services. All services provided by and fees paid to our auditor, RBSM, LLP, were approved by our Board.

New Independent Registered Public Accounting Firm

On January 20, 2015, LL Bradford & Company, LLC (“Bradford”) notified the Company that Bradford resigned as the Company’s independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of Bradford on the Company’s financial statements for the years ended December 31, 2013 and for the period then ended did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Bradford on the Company’s financial statements as of and for the year ended December 31, 2013 contained the explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has reported a net loss of for the year ended December 31, 2013 and had an accumulated deficit as of December 31, 2013 that raises doubt about its ability to continue as a going concern.

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Bradford also served as the auditor for Quest Marketing and BCS, which were acquired in 2014 and the respective audit reports for those did not contain the explanatory paragraphs relative to going concern issues.

During the years ended December 31, 2013 through January 20, 2015, the Company has not had any disagreements with Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Bradford’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2013 through January 20, 2015, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

On January 20, 2015 (the “Engagement Date”), the Company engaged RBSM, LLP as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage RBSM, LLP as the Company’s independent registered public accounting firm was approved by the Company’s Board.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM, LLP regarding either:

●	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

●	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

AUDIT COMMITTEE REPORT

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

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The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2015;

●	has discussed with RBSM, LLP, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	has received the written disclosures and the letter from RBSM, LLP required by PCAOB Rule 3526 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with RBSM LLP the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of RBSM, LLP as our independent registered public accountants for 2016.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

William Austin Lewis, IV (Chairman)

Ian R. McNeil

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS

As required pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended, we are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related compensation discussion and analysis contained in this Proxy Statement. This advisory vote is commonly known as “Say-on-Pay”. Accordingly, the Board of Directors is asking our stockholders to indicate their support for the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the Company’s executive compensation program and practices, as described in this Proxy Statement.

The Board is asking our stockholders to vote “FOR” the following non-binding resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure contained in this Proxy Statement, is hereby APPROVED.”

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval, remains with our Board.

Our Board believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

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Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Compensation Committee of the Board will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF THE APPROVAL OF EXECUTIVE COMPENSATION

We are submitting for stockholder advisory vote a resolution to determine whether to hold the advisory stockholder vote on executive compensation (the type found in Proposal 3 above) every one, two or three years. Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

After careful consideration of the various arguments supporting each frequency level, our Board believes that submitting the advisory vote on the compensation of our named executive officers to stockholders on an annual basis is appropriate for us and our stockholders.

The proxy card provides stockholders with four choices (every one, two or three years, or abstain). Stockholders are not voting to approve or disapprove our Board’s recommendation.

The frequency vote is non-binding. Stockholder approval of a one, two or three-year frequency vote will not require our Board of Directors to implement an advisory vote on the compensation of our named executive officers every one, two or three years. The final decision on the frequency of the advisory vote on the compensation of our named executive officers remains with our Board.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the frequency vote is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote on the frequency of future votes to approve the compensation of our named executive officers when making future decisions regarding the frequency of say-on-pay votes.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “1 YEAR” FOR THE FREQUENCY OF FUTURE VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted for “1 YEAR” for the frequency of future votes to approve the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

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SUMMARY COMPENSATION TABLE

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2015 and 2014 to the individuals serving as our principal executive officer during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”) (except information for Messrs. Gaudreault, Miller and Zicman is for 2015 only since they were not named executive officers in 2014):

Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Stock Awards	Option Awards(2)	All Other Compensation	Total

Gilles Gaudreault Chief Executive Officer (Principal Executive Officer from October 1, 2015 to Present)	2015	47,262		-	-	-	-	47,262

Scot Ross	2015	180,000		-	-	71,687	9,000	260,687
Chief Financial Officer	2014	17,977		-	-	91,831	-	109,808

George Zicman Vice President of Sales	2015	259,514		-	-	-	-	259,514

Thomas O. Miller President and Chairman of the Board (Principal Executive Officer from May 1, 2015 through October 1, 2015)	2015	130,435		-	38,000	9,879	-	178,314

Jason F. Griffith	2015	180,000		-	-	-	9,000	189,000
EVP of Strategy and Acquisitions(Principal Executive Officer through May 1, 2015)	2014	167,977	(1)	-	-	91,831	-	259,808

(1)	Includes $150,000 of accrued of salary or stock based compensation, not necessarily paid in cash. Mr. Griffith’s salary for 2013 and through November 2014 was accrued. Mr. Griffith was added to the Company’s payroll in November 2014 and was paid $17,977 via payroll during 2014.

(2)	The value of the option awards are based on Black Scholes Calculations on the date of issuance.

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OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	7,454,000	$0.50	0
Total	7,454,000	$0.50	0

Of the 7,454,000 options / warrants outstanding:

●	5,900,000 of these options are exercisable at $0.50 per share, these vest over a 10 year period based on service or certain milestones being met.

●	1,554,000 warrants with an average exercise price of $0.50 are owned by four directors and five unrelated individuals. Those warrants expire at various dates through April 30, 2018.

Director Compensation

Two of our five current directors, Messrs. Gaudreault and Miller, are also employees of the Company. In these roles, they are compensated for their service as employees. They are not separately compensated for their service as members of our Board. While Miller was board member, but before he was an employee, he received 36,000 stock options, which are reflected in the Summary Compensation Table above. In addition, Messrs. Griffith and Ross served as members of the Board through May 1, 2015. They did not receive any additional compensation for the services that they provided as directors. The compensation that Messrs. Gaudreault, Griffith, Miller and Ross received is included in the Summary Compensation Table.

Director Compensation Table for 2015

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
William Austin Lewis, IV(2)	15,000	5,125	13,320	0	0	0	33,445
Ian R. McNeil(3)	19,000	5,125	13,320	0	0	0	37,445
Robert F. Shepard(4)	18,000	5,125	13,320	0	0	0	36,445

1 - The Board had previously authorized compensation for directors to be (i) $3,000 per quarter as Board compensation and (ii) 36,000 stock options granted at the Company’s the current stock price (when appointed to the Board, as of February 26, 2015), which vest over a three-year term. Effective October 1, 2015, the board compensation was increased commensurate with the additional needs of the Company and the new independent committees formed. The new compensation for the independent board members is $12,000 per quarter and an annual grant of 100,000 shares of restricted stock, granted at the Company’s then-current stock price, which vest quarterly over a two-year term.

2 - Mr. Lewis became a member of the Board in July 2015 and is nominated for Board membership in 2016.

3 - Mr. McNeil became a member of the Board in February 2015 and is nominated for Board membership in 2016.

4 - Mr. Shepard became a member of the Board in May 2015 and is nominated for Board membership for 2016.

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Potential Payments Upon Termination or Change in Control

Each of the employment agreements for our named executive officers generally provides that in the event of termination of such executive’s employment for any reason, or if the executive resigns, the Company is required pay certain separation benefits, including (i) unpaid annual salary earned through the termination date; (ii) unused vacation; (iii) accrued and unpaid expenses; and (iv) other vested and accrued benefits to which he is entitled under the Company’s employee benefit plan. In the event the executive voluntarily resigns for “good reason” (as defined in each executive’s respective Employment Agreement) or the Company terminates their employment for any reason other than for cause (as defined in each executive’s respective Employment Agreement), the Company will be required to pay certain termination benefits, including (i) a lump sum payment equal to the greater of (A) unpaid annual salary through the end of the Initial Term or Renewal Term (as those terms are defined in each executive’s respective Employment Agreement) or (B) two years of annual salary and (ii) COBRA reimbursement.

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PROPOSAL 5. APPROVAL OF 2016 EMPLOYEE STOCK PURCHASE PLAN

The Board is submitting for approval by stockholders the Company’s 2016 Employee Stock Purchase Plan (the “ESPP”), which would be effective for periods commencing July 1, 2016. The purpose of the ESPP is to provide employees of the Company and its subsidiaries with the opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock through accumulated payroll deductions. The ESPP is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

A summary of the ESPP appears below. This summary is qualified in its entirety by the text of the ESPP, which is included as Appendix A to this Proxy Statement.

Administration

The ESPP will be administered by the Board or a designated committee of the Board (as applicable, the “Committee”). The Committee will have the discretionary authority to administer and interpret the ESPP. The Committee may delegate administrative tasks to employees.

Shares Available Under ESPP

The maximum number of shares of common stock which will be authorized for sale under the ESPP is 1,900,000. The common stock made available for sale under the ESPP may be newly issued shares, treasury shares or shares acquired on the open market, in private transactions or otherwise. As of April 22, 2016, the market value (the “Fair Market Value”) of each share of common stock authorized for sale under the ESPP was $0.18.

Eligible Employees

Employees eligible to participate in the ESPP generally include employees who are employed by us or one of our designated subsidiaries. Employees who own (or are deemed to own through attribution) 5% or more of the combined voting power or value of all classes of our stock or the stock of one of our subsidiaries are not allowed to participate in the ESPP. As of April 22, 2016, the approximate number of employees eligible to participate in the ESPP was 150.

Participation

Employees will enroll under the ESPP by completing a payroll deduction authorization form permitting the deduction of at least 1% but not more than 15% from their compensation. However, in no case may a participant subscribe for more than $25,000 of Fair Market Value of common stock during any calendar year or purchase more than 10,000 shares of common stock during any offering period. If the aggregate subscriptions exceed the number of authorized shares of common stock available for purchase under the ESPP, they will be reduced on a pro rata basis.

Offering

Under the ESPP, participants are offered the option to purchase shares of common stock at a discount on the exercise date for each offering period. Offering periods under the ESPP typically commence on the first day of each calendar month and end on the last trading day of such calendar month, with this last trading day being the purchase date for the offering period. If the ESPP is approved by the stockholders, the first offering period under the ESPP will commence July 1, 2016.

The purchase price will be 85% of the closing price of the common stock on the exercise date as reported on the OTCQB, but no less than par value (the “Purchase Price”).

Unless a participant has previously canceled his or her participation in the ESPP, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of whole shares of common stock that his or her accumulated payroll deductions will buy at the Purchase Price. No fractional shares will be purchased. Accordingly, the balance of a participant’s contributions will be carried forward to the next offering period unless the participant elects to withdraw from the ESPP.

A participant may withdraw his or her payroll deduction authorization at least ten days prior to the end of the offering period. Upon withdrawal, the entire balance of the participant’s notional account will be refunded in cash without interest and no payroll deductions will be made during any succeeding offering period unless the participant re-enrolls.

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Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

The number of shares of common stock available for purchase under the ESPP, as well as the purchase price and the number of shares covered by each option under the ESPP that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of common stock or an exchange of the shares of common stock resulting from a stock split, stock dividend or any other subdivision.

If there is a proposal to (i) merge or consolidate us with or into another corporation, (ii) sell all or substantially all of our assets or (iii) dissolve or liquidate the Company, then the current offering period will end immediately prior to the proposed effective date of such event, unless each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code.

Amendment and Termination

The Committee, in its sole discretion, may amend, suspend or terminate the ESPP at any time. However, the Committee may not amend the ESPP to either increase the maximum number of shares that may be purchased under the ESPP or to change the designation or class of employees eligible to participate in the ESPP without obtaining Stockholder approval within 12 months before or after such action. Unless terminated earlier by the Committee, the ESPP will terminate automatically after 27 offering periods. The ESPP will automatically terminate once all shares of common stock available for purchase thereunder have been purchased unless stockholders approve an amendment authorizing new shares under the ESPP.

The Committee may, without approval of stockholders, change offering periods, limit the amount and frequency of amounts contributed to the ESPP or alter the exercise price, but only to avoid negative financial accounting consequences.

Federal Income Tax Consequences

Generally, no federal income tax consequences will arise at the time an employee purchases common stock under the ESPP. If an employee disposes of common stock purchased under the ESPP less than one year after the common stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the Fair Market Value of the common stock at the time of purchase and the amount paid by the employee for the common stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of the common stock purchased under the ESPP until at least one year after the common stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the Fair Market Value of the common stock on the date of disposition over the amount paid by the employee, or (b) the excess of the Fair Market Value of the common stock on the offering date over the amount paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the common stock for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. If an employee dies before disposing of the common stock purchased under the ESPP, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

The Company generally will not be entitled to a deduction with respect to the common stock purchased by an employee under the ESPP, unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the offering date.

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New Plan Benefits

No current non-employee directors will receive any benefit under the ESPP. The benefits that will be received, or that would have been received during the fiscal year ended December 31, 2015 if the ESPP had been in effect during such fiscal year, under the ESPP by our current executive officers and by all eligible employees are not currently determinable because the benefits depend upon the degree of participation by employees and, with respect to future benefits, the trading price of common stock in future periods.

Securities Authorized for Issuance Under Equity Compensation Plans

Please refer to the table entitled “Outstanding Equity Awards at 2015 Fiscal Year-End” on page 16 of this Proxy Statement for information about common stock that may be issued under the Company’s existing equity compensation plans.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPANY’S 2016 EMPLOYEE STOCK PURCHASE PLAN.

Proposal 6: Other Matters

As of the date of this Proxy Statement, management does not know of any other matters to be brought before the Annual Meeting other than those set forth herein. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

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CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight

Our Board consists of five members, Gilles Gaudreault, Robert F. Shepard, Thomas O. Miller, Ian R. McNeil and William Austin Lewis, IV. Mr. Gaudreault also serves as our Chief Executive Officer. Mr. Miller, who is our President, serves as Chairman of the Board. The Board presently believes that it is in the best interests of the Company for the positions of President and Chairman of the Board to be combined. Since the positions of President and Chairman of the Board are combined, the Board has selected Mr. Lewis to serve as a Lead Independent Director. Mr. Lewis was selected by the independent directors of the Board from among the independent directors. The Lead Independent Director serves as an important liaison between the Board and management.

One of the key functions of our Board is to provide oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees—the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee.

Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K promulgated under the Securities Act, we have adopted the definition of “independent director” as set forth in Rules 5000(a)(19) and 5605(a)(2) of the rules of the Nasdaq Stock Market. The Board determined that William Austin Lewis, IV, Ian R. McNeil and Robert F. Shepard qualify as “independent directors” pursuant to such rules.

Meetings

Our Board of Directors met 9 times during 2015. Each member of our Board of Directors attended more than 75% of the total number of meetings of our Board and its committees on which he served during 2015. Members of our Board are encouraged to attend the Annual Meeting. We did not hold an annual meeting of stockholders in 2015 because a stockholder representing 83.67% of the total voting power of the issued and outstanding shares of common stock and preferred stock, executed a written consent in lieu of a meeting of stockholders.

Board Committees

We have three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee. The members of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee are independent pursuant to the Nasdaq listing standards and applicable SEC rules. We believe that all members of our Board of Directors have been and remain qualified to serve on the committees of our Board and have the experience and knowledge to perform the duties required of the committees.

Audit Committee

The Audit Committee currently consists of William Austin Lewis, IV and Ian R. McNeil. Mr. Lewis is the chairman of the Audit Committee. Our Board has determined that Mr. Lewis qualifies as an “audit committee financial expert,” as defined under the rules of the SEC. The Audit Committee met 3 times during 2015, following its reestablishment on September 29, 2015.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling the Board’s oversight responsibility relating to:

●	the integrity of the Company’s financial statements and the related public reports,

●	disclosures and regulatory filings in which they appear;

●	the systems of internal control over financial reporting, operations, and legal/regulatory compliance;

●	the performance, qualifications and independence of the Company’s independent accountants;

●	the performance, qualifications and independence of the Company’s internal audit function, and

●	compliance with the Company’s ethics policies and applicable legal and regulatory requirements.

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Our Audit Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Robert F. Shepard and William Austin Lewis, IV. Mr. Shepard is the chairman of the Compensation Committee. The Compensation Committee met 2 times during 2015, following its establishment on September 29, 2015.

The Compensation Committee’s responsibilities include, among others:

●	approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer and/or President, evaluate at least annually the Chief Executive Officer’s and/or President’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s and/or President’s compensation level based on this evaluation;

●	review matters relating to executive succession and management development

●	formulate, evaluate, and approve compensation for the Company’s officers;

●	formulate, evaluate, and approve cash incentives and deferred compensation plans for executives;

●	formulate, approve, and administer and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; and

●	approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with Company executives.

The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities.

Our Compensation Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

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Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee currently consists of Ian R. McNeil and Robert F. Shepard. Mr. McNeil is the chairman of the Corporate Governance/Nominating Committee. The Corporate Governance/Nominating Committee met one time during 2015, following its establishment on September 29, 2015.

The Corporate Governance/Nominating Committee’s responsibilities include, among others:

●	develop and oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

●	establish procedures for the director nomination and to determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

●	identify and screen individuals qualified to become members of the Board, consistent with the above criteria, considering any director candidates recommended by the Company’s stockholders;

●	oversee a process for an annual evaluation of the Company’s Chief Executive Officer and/or President; and

●	develop and oversee a process for an annual evaluation of the Board and its committees, including a formal assessment of each individual director.

Our Corporate Governance/Nominating Committee charter is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Stockholder Communications

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. The Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because it believes that, given the limited scope of the Company’s operations, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level. There are no specific, minimum qualifications that the Board believes must be met by a candidate recommended by the Board. The Board may consider the diversity of qualities and skills of a nominee, but the Board has no formal policy in this regard. Currently, the entire Board decides on nominees, on the recommendation of any member of the Board followed by the Board’s review of the candidates’ qualifications and interview of candidates. Based on the information gathered, the Board then makes a decision on whether to recommend the candidates as nominees for director. The Company does not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

The Company does not have any restrictions on stockholder nominations under its Certificate of Incorporation or Bylaws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules, to the extent such rules are or become applicable. The Board will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act, as amended, requires the Company’s officers, directors and any person owning ten percent or more of the Company’s common stock, to file in their personal capacities initial statements of beneficial ownership, statements of change in beneficial ownership and annual statements of beneficial ownership with the SEC. Persons filing such beneficial ownership arrangements are required by SEC regulation to furnish to the Company copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that “late filings” of such statements be disclosed in the Company’s Proxy Statement. Based solely on our review of copies of these reports filed with the SEC, we believe there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and 10% beneficial owners for 2014, except that the following officers, directors or 10% beneficial owners did not file certain reports under Section 16(a) on a timely basis during 2015: Gilles Gaudreault (one late Form 3 reporting transaction) and Viascan Group (one Form 3 reporting transaction has not been filed).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding our shares of Common Stock and Preferred Stock beneficially owned as of April 22, 2016, for (i) each Stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common Stock or preferred Stock, (ii) each named executive officer and director and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within sixty (60) days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock or preferred stock that such person has the right to acquire within sixty (60) days of April 22, 2016. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

The beneficial ownership of each person as described in the table below was calculated based on 1 share of Series B Preferred Stock outstanding as of April 22, 2016, and 44,059,484 shares of Company common stock outstanding as of April 22, 2016 (including 5,200,000 Series A Preferred Shares of Quest Exchange Ltd. that are convertible into an equal number of shares of common stock of the Company (the “Exchangeable Shares”) and 1,938,006 from options or potential debt conversion), according to the record ownership listings as of that date and the verifications the Company solicited and received from each director, executive officer and five percent holder.

Security Ownership of Certain Beneficial Owners:

	Name and Address	Amount and Nature of		Percent of
Title of Class	of Beneficial Owner	Beneficial Ownership		Class

Common	Viascan Group Inc.	5,200,000	(1)	11.82%
Preferred	8102 TransCanada Hwy	1		100%
	St-Laurent Quebec, Canada H751M5

Common	Jason Griffith, c/o	8,247,367	(2)	18.72%
	860 Conger Street
	Eugene, OR 97402

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Security Ownership of Executive Officers and Directors

	Name and Address	Amount and Nature of		Percent of
Title of Class	of Beneficial Owner	Beneficial Ownership(5)		Class(6)

Common	Gilles Gaudreault c/o	5,200,000	(1)	11.82%
(if Exchangeable Shares converted)	860 Conger Street
	Eugene, OR 97402

Common	William Austin Lewis, IV c/o	73,500	(3)	0.17%
	860 Conger Street
	Eugene, OR 97402

Common	Ian R. McNeil c/o	73,500	(4)	0.17%
	860 Conger Street
	Eugene, OR 97402

Common	Thomas O. Miller c/o	221,000		0.50%
	860 Conger Street
	Eugene, OR 97402

Common	Robert F. Shepard c/o	77,325		0.18%
	860 Conger Street
	Eugene, OR 97402

Common	Scot Ross c/o	842,500		1.91%
	860 Conger Street
	Eugene, OR 97402

Common	George Zicman c/o	2,269,006		5.15%
	860 Conger Street.
	Eugene, OR 97402

Total common shares held by executive officers and directors as a group (7 persons)		8,756,831		19.9%

(1) Viascan Group Inc. holds 5,200,000 Exchangeable Shares. Each of the Exchangeable Shares is exchangeable into one (1) share of common stock of the Company. This entitles the holder to a number of votes equal to the number of Exchangeable Shares outstanding on the record date for determining stockholders entitled to vote at the applicable meeting of stockholders of the Company and thus have been included in this calculation.

(2) 7,350,000 of these shares are owned by a trust for the benefit of Mr. Griffith, the remaining shares are owned directly or through entities which Mr. Griffith has ownership interest.

(3) These shares are owned directly or through entities which Mr. Lewis has an ownership interest.

(4) These shares are owned directly or through entities which Mr. McNeil has an ownership interest.

(5) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The above includes shares were Messers. Ross to exercise the 450,000 options at $0.50 which have or will vest within 60 days.

(6) Percentages are rounded to the nearest one-tenth of one percent. The percentage of class is based on 36,871,478 shares of Common Stock issued and outstanding and 5,200,000 Exchangeable Shares issued and outstanding as of April 22, 2016. Based on the above, there would be an additional 7,138,006 shares included in this issued and outstanding calculation for beneficial ownership percentages (5,200,000 from Exchangeable Shares and 1,938,006 from options or potential debt conversion).

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2015

The Company agreed to redeem 900,000 shares of Common Stock from Kurt Thomet, former President of the Company, pursuant to the Settlement Agreement which was redeemed before December 31, 2015.

The Company leases a building from the former owner of BCS. for $9,000 per month, which is believed to be the current fair market value of similar buildings in the area. These amounts are included in the lease disclosure schedule, Footnote 9 of our Annual Report on Form 10-K for the year ended December 31, 2015.

During 2015, the Company redeemed the Series A preferred stock and 3,400,000 common stock options from Jason Griffith, pursuant to the issuance of a promissory note for $3,120,000 during the fourth quarter of 2015.

The Company issued 1,000,000 shares of restricted common stock to George Zicman pursuant to the Settlement Agreement valued at $357,000 during the third quarter of 2015.

2014

During the acquisition of Quest Marketing, Inc. (“Quest Marketing”), there was $1,273,292 of related party prepaid expenses for insurance policies that Quest Marketing previously maintained with an insurance company for which the stockholders also owned. The Company deemed this to be a related party and the insurance expenses paid during 2013, which was for 2014 coverage. While not a cash expense for 2014, this was taken as an expense from January 2014 through November 2014. The amount of expense was $1,273,292 in prepaid expenses for insurance coverage, paid in 2013, for 2014 coverage. As of January 1, 2014, the Company determined not to renew any of these policies now that they have expired.

In November 2014, the Company issued 900,000 shares of restricted common stock to Kurt Thomet to settle $450,000 owed to him.

In December 2014, the Company issued 350,000 shares of restricted common stock to Scot Ross to settle $133,000 of debt owed to him.

In December 2014, the Company issued 69,079 shares of restricted common stock to Jason Griffith to settle $ 26,250 of debt owed to him.

In November 2014, the Company entered into a compensation agreement with several executive officers. Concurrently, the Chief Executive Officer canceled his prior contract for a new contract which called for compensation of $180,000 per year.

In connection with his appointment as the Chief Financial Officer, on November 20, 2014, Mr. Ross entered into an employment agreement (the “CFO Employment Agreement”) with the Company. The CFO Employment Agreement has an initial term of five years (the “Initial Term”) and can be renewed automatically thereafter for one year until ten years after the date of the CFO Employment Agreement (“Renewal Term”), unless terminated early by the Company or Mr. Ross.

Concurrently, on November 20, 2014, Mr. Jason Griffith, the then Chief Executive Officer of the Company, entered into an employment agreement (the “CEO Employment Agreement”) with the Company.

The agreements for both executives were filed as Exhibits to the Company’s Current Report on 8-K, filed with the SEC on November 28, 2014. Both will receive an annual base salary of $180,000, which will be increased at least by 5% per year. They may be eligible to receive discretionary bonuses or acquisition bonuses at the sole discretion of the Board or its Compensation Committee. In addition, the executives will each be granted the following two stock options under the Company’s 2014 Inducement Award Plan, each with an exercise price of $0.50 per share:

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A service-based stock option to purchase 1,200,000 shares of Common Stock. This Option vests with respect to 200,000 shares on November 20, 2014, and the balance will vest in a series of twenty (20) equal installments on the last day of each complete calendar quarter over the five (5)-year period commencing on December 31, 2014, subject to their continuous service with the Company.

A performance-based stock option to purchase 2,200,000 shares of Common Stock. This option will vest and become exercisable for all of the shares on November 21, 2023, provided that the Executive remains in continuous service with the Company on such date. The shares subject to the option will vest as follows: (a) if Company achieves annual net revenues between $100 million and $150 million in any given year, an additional 200,000 shares shall immediately vest; (b) if the Company achieves net revenues between $150 million and $200 million in any given year, an additional 400,000 shares shall immediately vest; (c) if the Company achieves annual net revenues between $200 million and $300 million in any given year, an additional 600,000 shares shall immediately vest; and (d) if the Company achieves annual net revenues in excess of $300 million in any given year, an additional 1,000,000 shares shall immediately vest (until in each case the option is fully vested). In the event of any vesting event in (a) through (d) above where net income as a percentage of net revenues exceeds 10%, then the shares vesting on such event shall be increased by 50%. In the event net income as a percentage of net revenues for such year is less than 5%, then the shares vesting on such event shall be decreased by 50%.

In the event the Company terminates the executive’s employment for any reason or if the executive resigns, the Company is required pay certain separation benefits, including (i) unpaid annual salary earned through the termination date; (ii) unused vacation; (iii) accrued and unpaid expenses; and (iv) other vested and accrued benefits to which he is entitled under the Company’s employee benefit plan. In the event the executive voluntarily resigns for “good reason” (as defined in their Employment Agreement) or the Company terminates their employment for any reason other than for cause (as defined under the Employment Agreement), the Company will be required to pay certain termination benefits, including (i) a lump sum payment equal to the greater of (A) unpaid annual salary through the end of the Initial Term or Renewal Term or (B) two years of annual salary and (ii) COBRA reimbursement.

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OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

The following table presents information with respect to our executive officers as of April 22, 2016:

Name	Age	Title

Gilles Gaudreault	59	Chief Executive Officer

Thomas O. Miller	64	President and Chairman of the Board

Scot Ross	56	Chief Financial Officer

George Zicman	63	Vice President of Sales

Gilles Gaudreault is our Chief Executive Officer and a member of the Company’s Board. Additional information regarding Mr. Gaudreault is provided below under “Directors Nominees.”

Thomas O. Miller is our President and Chairman of the Board and a member of the Company’s Board. Additional information regarding Mr. Miller is provided below under “Directors Nominees.”

Scot Ross is the Chief Financial Officer of the Company. Mr. Ross was formerly the executive vice president and chief financial officer of BCS. In that role, Mr. Ross was primarily responsible for the finance, administration, legal and strategic planning for BCS, Inc. After earning his BS degree from the University of Southern California in 1984, Mr. Ross began his career in public accounting as a CPA and was an Audit Manager when he left in 1988 to join the Severin Group (the worldwide manufacturer and distributor of Gucci Timepieces) as a Worldwide Corporate Controller. In 1992, he joined a venture capital financed technology company, CDB Infotek, as Vice President, Chief Financial Officer, and director before engineering the sale of the business to a division of Equifax Corporation in 1996. From 1997 to 2000, Mr. Ross worked as the Vice President and CFO with Fresh Start Bakeries, Inc., (an international contract bakery supplier to McDonald’s Corporation) and co-engineered a $140 million LBO from Campbell’s Soup Company. From 2000-2002, he served as President and CEO of E-Commerce Exchange and later sold this business to iPMT Technologies. From 2002-2007 he was the CFO of M-Audio, Bandcon (2007-2010) and BCS from 2011-2014.

George Zicman is the Vice President Sales of the Company. George has been involved in Quest Solution since the beginning, first as a vendor sales manager to the company, then as the other owner. George is responsible for Sales Management at Quest, working with all of the major vendors and on each of our customer engagements. With almost 25 years in this industry, George brings with him valuable experience and contacts. As a UCLA graduate, George majored in accounting and uses that background to help customers justify and understand the financial impact of investments in a Quest Solution. George is a member of the Scan Source elite advisory group, the Ingram Micro Advisory council, the Zebra premier partner group and is often asked by customers to help create a specification for their project with comparison grid creation. George runs sales from his office in Reno, Nevada and travels frequently nationally working with sales representatives at Quest.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) in order to: (a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (c) promote compliance with applicable governmental laws, rules and regulations; (d) promote the protection of Company assets, including corporate opportunities and confidential information; (e) promote fair dealing practices; (f) deter wrongdoing; and (g) ensure accountability for adherence to the Code. All directors, officers and employees of the Company are required to be familiar with the Code, comply with its provisions and report any suspected violations.

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The Code is available on the “About” subpage of our website (www.questsolution.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Insider Trading Policy

Our Board adopted an insider trading policy that applies to all of its directors, officers and employees including our principal executive officer, principal financial officer, and principal accounting officer that applies to all trading except the exercise of stock options for cash under our stock option plan and the purchase of shares under an employee stock purchase plan, should we adopt such a plan. The insider trading policy addresses trading on material nonpublic information, tipping, confidentiality, 10b5-1 programs, disciplinary actions, trading windows, pre-clearance of trades, prohibition against short swing profits and individual responsibilities under the policy.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

ANNUAL REPORT ON FORM 10-K

The Company filed with the SEC its 2015 Annual Report on Form 10-K, which includes consolidated financial statements for fiscal year 2015, on April 22, 2016. We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, including the financial statements. Written requests for copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 should be directed to Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402, Attention: Tom Miller, President.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”). These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws. You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

Delivery of Documents to Security Holders Sharing an Address

Only one Notice is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders. The Company shall deliver promptly, upon written or oral request, a separate copy of the Notice to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Notice by sending a written request to the Company at 860 Conger Street, Eugene, Oregon 97402, Attention: Tom Miller, President, 714-899-4800.

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A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402.

Stockholder Proposals for Inclusion in Proxy Statement for 2017 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2017 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on December 30, 2016, unless the date of the 2017 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s meeting, in which case then the proposal must be received a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals must be sent to Quest Solution, Inc. 860 Conger Street, Eugene, Oregon 97402. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC’s proxy rules and the DGCL.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gilles Gaudreault
Gilles Gaudreault
Chief Executive Officer

Eugene, Oregon

April 27, 2016

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Appendix A

QUEST SOLUTION, INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. This Quest Solution, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2. Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee, if any, appointed by the Board to administer the Plan. For purposes of this Plan, the term “Committee” shall mean the Board of Directors to the extent the Plan is administrated by the Board if a Committee is not appointed by the Board, or otherwise.

“Common Stock” means the common stock of the Company, par value $.001 per share.

“Company” means Quest Solution, Inc., a Delaware corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

A-1

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means any individual who is a common law employee providing services to the Company or a Participating Subsidiary and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by his or her employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Committee (if required under applicable local law) for purposes of any separate Offering. The Committee, in its discretion, from time to time may, prior to an Offering Date for all options to be granted on such Offering Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the employer whose Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.423-2(e)(2)(ii).

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of shares of Common Stock determined as follows:

A-2

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination (or on the last preceding Trading Day if the date of determination is not a Trading Day), as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Committee.

“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 5. For purposes of the Plan, the Committee may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of one (1) month beginning on the first day of each month of each year during the term of the Plan commencing on such date as determined by the Committee; provided, that, pursuant to Section 5, the Committee may change the duration of Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan, and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion.

“Plan” means this Quest Solution, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

A-3

“Purchase Price” means an amount equal to eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

“U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Administration. The Plan shall be administered by the Board or a Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4. Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

A-4

5. Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be one (1) month in duration, with new Offering Periods commencing on or about the first day of each month of each year during the term of the Plan (or such other dates and times as determined by the Committee). The Committee shall designate the first Offering Period under the Plan. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6. Participation.

6.1 Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her pay check in an amount equal to at least 1%, but not more than 15% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2 Election Changes. During an Offering Period, a Participant may decrease or increase his or her rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions to the Company or its designee. The change will become effective as soon as administratively practicable after receipt as determined by the Committee in its sole discretion. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least ten days before the start of the next Offering Period, unless otherwise determined by the Committee.

6.3 Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7. Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 10,000 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Sections 4 and 13 of the Plan).

8. Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

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9. Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker and may require that the shares of Common Stock be retained with such Designated Broker for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 9.

10. Withdrawal.

10.1 Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least ten days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2 Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11. Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least ten days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within ten days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13. Shares Reserved for Plan.

13.1 Number of Shares. A total of 1,900,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares or shares acquired on the open market, in private transactions or otherwise.

13.2 Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

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14. Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

15. Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16. Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17. Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18. Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2 Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

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18.3 Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19. General Provisions.

19.1 Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2 No Right to Continued Service. Neither the Plan nor any Compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3 Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4 Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5 Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6 Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7 Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

19.8 Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten years.

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19.9 Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10 Applicable Law. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12 Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13 Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan. At any time, the Company, or such other applicable employer, may, but will not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company or such other applicable employer to meet applicable withholding obligations, including any withholding required to make available to the Company or such employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or such employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or such Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

19.14 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15 Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

19.16 Code Section 409A. The Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Committee would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

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EXHIBIT A

QUEST SOLUTION, INC.

EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT (U.S. PARTICIPANTS)

_______ Original Application	Offering Date: ____________________
_______ Change in Payroll Deduction Rate

1.                                       hereby elects to participate in the Quest Solution, Inc. Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of              % of my Compensation on each payday (from 0 to 15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.

4. I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5. Shares of Common Stock purchased for me under the Plan should be issued in the name) of                          (Eligible Employee only).

6. I understand that if I dispose of any shares received by me pursuant to the Plan within two years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Purchase Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price that I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year and one-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s Social Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	Signature of Employee

EXHIBIT B

QUEST SOLUTION, INC.

EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Quest Solution, Inc. Employee Stock Purchase Plan (the “Plan”) that began on                         , 2016 (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. Subject to the terms of the Plan, the undersigned Participant hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be terminated automatically. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Date: